Liquidity	12 Months Ended
Dec. 31, 2025
Liquidity [Abstract]
Liquidity
2.	Liquidity

The Group’s consolidated financial statements have been prepared on a going concern basis, which contemplates the realization of assets and the settlement of liabilities in the normal course of business. As of December 31, 2025, the Group had a positive working capital of RMB 39,826, and cash and cash equivalents of RMB23,473. For the year ended December 31, 2025, the Group recorded a net loss of RMB 173,272, which included a non-cash share-based compensation expense of RMB 111,109. Net cash used in operating activities amounted to RMB 41,201 for the year ended December 31, 2025.

To ensure the Group has sufficient liquidity to continue as a going concern, management has implemented a comprehensive financial plan. This plan includes maintaining operating costs at a sustainable level through strict budget controls and organizational optimizations, such as the minimization of discretionary spending. Furthermore, the Group is in the process of securing additional financing, including a bank loan facility of approximately RMB 30 million which is currently under final stage of approval.

The Company believes that its existing cash, together with the anticipated proceeds from the bank borrowings and the cost-reduction actions mentioned above, will be sufficient to meet its anticipated cash needs for at least the next 12 months from the date of issuance of these consolidated financial statements. The Company may, however, need additional capital in the future to fund its continued operations. If the Company determines that its cash requirements exceed the amount of cash available, the Company may need to raise additional capital through the issuance of equity or debt securities, or through other means. The Company cannot assure that the financing will be available in amounts or on terms acceptable to the Company, if at all.